Exhibit 10.1
THIRD AMENDMENT
     THIS THIRD AMENDMENT (this “Amendment”) dated as of March 12, 2009 to the Credit Agreement referenced below is by and among BRIGHTPOINT, INC., an Indiana corporation (the “Parent”), BRIGHTPOINT NORTH AMERICA L.P., a Delaware limited partnership (“Bright North America”), BRIGHTPOINT PHILIPPINES LIMITED, a British Virgin Islands company (“Bright BVI”), BRIGHTPOINT HOLDINGS B.V., a Netherlands company (“Bright Netherlands”), BRIGHTPOINT AUSTRALIA PTY. LTD., an Australian company (“Bright Australia”), BRIGHTPOINT EUROPE A/S, a Danish company (“Bright Denmark Telecom”, and together with the Parent, Bright North America, Bright BVI, Bright Netherlands, Bright Australia and Bright Denmark Administration, collectively, the “Borrowers”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).
WITNESSETH
     WHEREAS, revolving credit and term loan facilities have been extended to the Borrowers pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of February 16, 2007 among the Borrowers, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent;
     WHEREAS, the Borrowers have requested certain modifications to the Credit Agreement; and
     WHEREAS, the Required Lenders have approved the requested modifications on the terms and conditions set forth herein.
     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.
     2. Amendments. The Credit Agreement is amended in the following respects:
(a) The definition of “Material Foreign Subsidiary” in Section 1.01 is amended to read as follows:
“Material Foreign Subsidiary” means any Foreign Subsidiary (other than a Foreign Guarantor) that has (a) gross profits that exceed fifteen percent (15%) of total gross profits of the Parent and its Subsidiaries on a consolidated basis for the immediately preceding fiscal quarter or (b) assets with a book value that exceeds fifteen percent (15%) of the book value of the total assets of the Parent and its Subsidiaries on a consolidated basis at any time;
     provided that at all times the Loan Parties shall have (x) aggregate gross profits that exceed 50% (or, if the Consolidated Leverage Ratio as of the end of the most recent fiscal quarter is greater than or equal to 2.0:1.0, 65%) of total gross profits of the Parent and its Subsidiaries on a consolidated basis as of the last day of either of the two immediately preceding fiscal quarters and (y) aggregate assets with a book value that exceeds 50% (or, if the Consolidated Leverage Ratio as of the end of the most recent fiscal quarter is greater than or equal to 2.0:1.0, 60%) of the book value of the total assets of the Parent and its Subsidiaries on a consolidated basis as of the last day of either of the two immediately preceding fiscal quarters, and, to the extent necessary to meet such requirement, the Parent shall designate one or more Foreign Subsidiaries as Material Foreign Subsidiaries (notwithstanding that such Foreign Subsidiaries would not otherwise meet the tests set forth in clauses (a) and (b) above) such that immediately after such designation the Loan Parties will satisfy such requirement.
(b) Section 7.02(c) is amended to read as follows:
(c) within forty-five days after the end of the second and fourth fiscal quarter of each fiscal year of the Parent, a certificate from a Responsible Officer of the Parent containing the information set forth on Exhibit 7.02(c) with respect to certain types of property acquired by any Foreign Loan Party since the date of the prior certificate (or, in the case of the first certificate, since the Closing Date), as such Exhibit may be updated from time to time by the Administrative Agent by notice to the Parent (it being understood that if any Collateral Document executed by a Foreign Loan Party requires delivery of such information on a more frequent basis, then this Section 7.02(c) shall control and such requirement in such Collateral Document shall be of no force and effect);
     3. Conditions Precedent. This Amendment shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:
     (a) receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrowers, the Guarantors, the Required Lenders and the Administrative Agent;
     (b) payment by the Borrower to the Administrative Agent, for the account of each Lender that executes this Amendment, of an amendment fee equal to 5 basis points (0.05%) on the Revolving Commitment and outstanding Term Loan of such Lender.
     4. Amendment is a “Loan Document”. This Amendment is a Loan Document.
     5. Reaffirmation of Representations and Warranties. Each Loan Party represents and warrants that, after giving effect to this Amendment, (a) the representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier period) and (b) no Default exists.
     6. Reaffirmation of Obligations. Each Borrower and Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Borrower’s or such Guarantor’s obligations under the Loan Documents.
     7. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.
     8. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

     9. Counterparts; Facsimile Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be effective as an original.
     10. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.

DOMESTIC BORROWERS:	BRIGHTPOINT, INC., an Indiana corporation

By:	/s/ Steven E. Fivel
	Name:	Steven E. Fivel
	Title:	Executive Vice President, General Counsel & Secretary

BRIGHTPOINT NORTH AMERICA L.P., a Delaware limited partnership
By:	Brightpoint North America, Inc., its general partner

By:	/s/ Steven E. Fivel
	Name:	Steven E. Fivel
	Title:	Executive Vice President, General Counsel & Secretary

FOREIGN BORROWERS:	BRIGHTPOINT PHILIPPINES LIMITED, a British Virgin Islands company

By:	/s/ Steven E. Fivel
	Name:	Steven E. Fivel
	Title:	Director

BRIGHTPOINT HOLDINGS B.V., a Netherlands company
By:	/s/ Steven E. Fivel
	Name:	Steven E. Fivel
	Title:	Managing Director

By:	/s/ F.A. Ishaak
	Name:	Fortis Intertrust (Netherlands) B.V.
	Title:	Managing Director

[SIGNATURE PAGES FOLLOW]

SIGNED by STEVEN E. FIVEL as	)
attorney for BRIGHTPOINT	)	/s/ Steven E. Fivel By executing this agreement the attorney states that the attorney has received no notice of revocation of the power of attorney
AUSTRALIA PTY LTD under power	)
of attorney dated February 16, 2007)
)
in the presence of:	)
)
/s/ Nancy Conger	)
Signature of witness	)
NANCY CONGER	)
)
)
Name of witness (block letters))
)

BRIGHTPOINT EUROPE A/S, a Danish company
By:	/s/ Steven E. Fivel
	Name:	Steven E. Fivel
	Title:	Director

[SIGNATURE PAGES FOLLOW]

DOMESTIC GUARANTORS:	2601 METROPOLIS CORP., an Indiana corporation
BPGH LLC, an Indiana limited liability company
BRIGHTPOINT GLOBAL HOLDINGS II, INC., an Indiana corporation
BRIGHTPOINT INTERNATIONAL LTD, a Delaware corporation
BRIGHTPOINT NORTH AMERICA, INC., an Indiana corporation
BRIGHTPOINT LATIN AMERICA, INC., an Indiana corporation
BRIGHTPOINT THAILAND, INC., an Indiana corporation
WIRELESS FULFILLMENT SERVICES HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Steven E. Fivel
	Name:	Steven E. Fivel
	Title:	Executive Vice President, General Counsel & Secretary

BRIGHTPOINT ACTIVATION SERVICES LLC, an Indiana limited liability company
By:	Brightpoint North America L.P., its Manager

By:	Brightpoint North America, Inc., its general partner

By:	/s/ Steven E. Fivel
	Name:	Steven E. Fivel
	Title:	Executive Vice President, General Counsel & Secretary

BRIGHTPOINT SERVICES, LLC, an Indiana limited liability company
By:	Brightpoint, Inc., its Manager

By:	/s/ Steven E. Fivel
	Name:	Steven E. Fivel
	Title:	Executive Vice President, General Counsel & Secretary

TRIO INDUSTRIES, INC., a Texas corporation
By:	/s/ Steven E. Fivel
	Name:	Steven E. Fivel
	Title:	Executive Vice President, General Counsel & Secretary

[SIGNATURE PAGES FOLLOW]

WIRELESS FULFILLMENT SERVICES LLC, a California limited liability company
By:	Brightpoint, Inc., its Manager

By:	/s/ Steven E. Fivel
	Name:	Steven E. Fivel
	Title:	Executive Vice President, General Counsel & Secretary

BRIGHTPOINT DISTRIBUTION LLC, an Indiana limited liability company
By:	Brightpoint North America L.P., its sole Member

By:	Brightpoint North America, Inc., its general partner

By:	/s/ Steven E. Fivel
	Name:	Steven E. Fivel
	Title:	Executive Vice President, General Counsel & Secretary

[SIGNATURE PAGES FOLLOW]

FOREIGN GUARANTORS:	BRIGHTPOINT SINGAPORE PTE LTD,
a company formed under the laws of Singapore,

By:	/s/ Steven E. Fivel
	Name:	Steven E. Fivel
	Title:	Director

BRIGHTPOINT GERMANY GMBH, a company formed under the laws of Germany
By:	/s/ Torben Pedersen
	Name:	Torben Pedersen
	Title:	Managing Director

By:	/s/ Alexander Koprda
	Name:	Alexander Koprda
	Title:	Director

BRIGHTPOINT DENMARK A/S, a company formed under the laws of Denmark
By:	/s/ Steven E. Fivel
	Name:	Steven E. Fivel
	Title:	Director

BRIGHTPOINT SMART PHONE A/S, a company formed under the laws of Denmark
By:	/s/ Steven E. Fivel
	Name:	Steven E. Fivel
	Title:	Director

BRIGHTPOINT INTERNATIONAL A/S, a company formed under the laws of Denmark
By:	/s/ Steven E. Fivel
	Name:	Steven E. Fivel
	Title:	Director

BRIGHTPOINT NETHERLANDS BV, a company formed under the laws of The Netherlands
By:	/s/ Dave Stolk
	Name:	Dave Stolk
	Title:	Managing Director

By:	/s/ Alex Wendt
	Name:	Alex Wendt
	Title:	Chief Financial Officer

[SIGNATURE PAGES FOLLOW]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anthea Del Bianco
	Name:	Anthea Del Bianco
	Title:	Vice President

DANISH SWING LINE LENDER:	BANC OF AMERICA SECURITIES LIMITED

By:	/s/ Dilys Robertson
	Name:	Dilys Robertson
	Title:	Senior Vice President

[SIGNATURE PAGES FOLLOW]

LENDERS:	BANK OF AMERICA, N.A.

By:	/s/ Debra E. Delvecchio
	Name:	Debra E. Delvecchio
	Title:	Managing Director

ABN AMRO BANK N.V.
By:	/s/ David Carrington
	Name:	David Carrington
	Title:	Director

By:	/s/ Suneel Gill
	Name:	Suneel Gill
	Title:	Assistant Vice President

NORDEA BANK FINLAND PLC ACTION THROUGH ITS NEW YORK ANS CAYMAN ISLANDS BRANCHES
By:	/s/ Henrik M. Steffensen
	Name:	Henrik M. Steffensen
	Title:	Senior Vice President

By:	/s/ Gerald E. Chelius
	Name:	Gerald E. Chelius
	Title:	SVP Credit

CITIBANK, N.A.
By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ Tyler J. McCarthy
	Name:	Tyler J. McCarthy
	Title:	Director

BANK DNB NORD A/S
By:	/s/ Jesper Clemmensen
	Name:	Jesper Clemmensen
	Title:	SRM

By:	/s/ Dan Christensen
	Name:	Dan Christensen
	Title:	SVP

FIFTH THIRD BANK, INC.
By:	/s/ David O’Neal
	Name:	David O’Neal
	Title:	Vice President

[SIGNATURE PAGES FOLLOW]

GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ Jeff Skinner
	Name:	Jeff Skinner
	Title:	Duly Authorized Signatory

WELLS FARGO BANK, N.A.
By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ Evelyn Thierry
	Name:	Evelyn Thierry
	Title:	Vice President

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Vice President

NATIONAL CITY BANK
By:	/s/ David G. McNeely
	Name:	David G. McNeely
	Title:	Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CHICAGO BRANCH
By:	/s/ Chistine Howatt
	Name:	Christine Howatt
	Title:	Authorized Signatory

NYKREDIT BANK A/S
By:	/s/ Ricco Flade
	Name:	Ricco Flade
	Title:	Associate

By:	/s/ Jorn Christiansen
	Name:	Jorn Christiansen
	Title:	SVP

HSH NORDBANK AG COPENHAGEN BRANCH
By:	/s/ Annette Foght-Sorensen
	Name:	Annette Foght-Sorensen
	Title:	Senior Credit Analyst

BMO CAPITAL MARKETS FINANCING, INC.
By:
Name:
Title: